                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                              SHARON ENERGY LTD.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------

                               SHARON ENERGY LTD.

                     NOTICE OF EXTRAORDINARY GENERAL MEETING

TAKE NOTICE that the board of directors of Sharon Energy Ltd. (the "Company") has called an extraordinary general meeting of the shareholders of the Company for 2:00 p.m. on May 8, 1997, in the Prince of Wales Room at the Hyatt Regency Hotel, 655 Burrard Street, Vancouver, British Columbia.

At the meeting, the shareholders will:

     (a) consider and, if thought fit, pass a special resolution to increase the authorized capital of the Company, as more particularly set out in the accompanying Information Circular/Proxy Statement; and

     (b) consider and, if thought fit, approve an Incentive Share Option Plan (the "Plan"), the details of which Plan are described in and a copy of which Plan is attached to the accompanying Information Circular/Proxy Statement.

The shareholders may also transact any other business properly brought before the meeting.

All registered shareholders are entitled to attend and vote at the meeting in person or by proxy. The board of directors requests all shareholders who will not be attending the meeting in person to read, date and sign the accompanying proxy and deliver it to Montreal Trust Company of Canada at 510 Burrard Street, Vancouver, British Columbia V6C 3B9. If a shareholder does not deliver a proxy to Montreal Trust Company of Canada before the close of business on May 6, 1997 or to the presiding officer of the extraordinary general meeting before the commencement of the meeting, then the shareholder will not be entitled to vote at the meeting by proxy.

An Information Circular/Proxy Statement and a form of proxy accompany this notice.

Dated on April 3, 1997.

                                   By order of the board of directors


                                   /s/ JACK S. STEINHAUSER
                                   ------------------------------------
                                   Jack S. Steinhauser,
                                   President & Chief Executive Officer

                              SHARON  ENERGY  LTD.

                     INFORMATION  CIRCULAR/PROXY  STATEMENT

SOLICITATION OF PROXIES

This Information Circular/Proxy Statement (the "Circular") is provided in connection with the solicitation of proxies by the management of Sharon Energy Ltd. (the "Company"). The form of proxy which accompanies this Circular (the "Proxy") is for use at the extraordinary general meeting of the shareholders of the Company to be held on May 8, 1997 (the "Meeting"), at the time and place set out in the accompanying notice of meeting. The Company will bear the cost of this solicitation. The solicitation will be made by mail, but may also be made by telephone.

APPOINTMENT AND REVOCATION OF PROXY

The persons named in the Proxy are directors and officers of the Company. A shareholder who wishes to appoint some other person to represent him at the Meeting may do so by striking out the printed names and inserting the desired person's name in the blank space provided. The completed Proxy should be delivered to Montreal Trust Company of Canada, 510 Burrard Street, Vancouver, British Columbia V6C 3B9 by the close of business on May 6, 1997, or to the presiding officer of the Meeting before the start of the Meeting.

A proxy may be revoked by:

     (a) signing a proxy with a later date and delivering it at the time and place noted above;
     (b) signing and dating a written notice of revocation and delivering it at the time and place noted above; or
     (c) attending the Meeting or any adjournment of the Meeting and registering with the scrutineer as a shareholder present in person.

PROVISIONS RELATING TO VOTING OF PROXIES

The shares represented by proxy in the enclosed form will be voted by the designated holder in accordance with the direction of the shareholder appointing him. If there is no direction by the shareholder, those shares will be voted for all proposals set out in the Proxy.

The Proxy gives the person named in it the discretion to vote as he sees fit on any amendments or variations to matters identified in the notice of meeting, or any other matters which may properly come before the Meeting. At the time of printing this Circular, the management of the Company knows of no other matters which may come before the Meeting other than those referred to in the notice of meeting.

VOTING SECURITIES AND PRINCIPAL HOLDERS OF VOTING SECURITIES

On the date of the accompanying notice of meeting, the Company had 5,863,800 common shares outstanding and each common share carries the right to one vote.

Shareholders registered on April 3, 1997 are entitled to attend and vote at the Meeting. Shareholders who wish to be represented by proxy at the Meeting must, to entitle the person appointed by the Proxy to attend and vote, deliver their proxies at the place and within the time set forth in the notes to the Proxy.

To the knowledge of the senior officers of the Company, as of the date of this Circular, the following persons beneficially own, directly or indirectly, or exercise control or direction over, more than 5% of the common shares of the
Company:

  -----------------------------------------------------------------------------------
         NAME                               NUMBER OF SHARES    PERCENTAGE OF CLASS
  -----------------------------------------------------------------------------------
    David L. Bennington                          337,000                5.7%

    John W. Steinhauser                          486,000                8.3%

    All Directors and Officers as a Group
    (8 persons)                                1,240,300               21.2%

    Welcome Opportunities Ltd.                   300,000                5.1%
  -----------------------------------------------------------------------------------

EXECUTIVE COMPENSATION

----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
                                           ANNUAL COMPENSATION
                                      -----------------------------
                                      SALARY                            STOCK            ALL
                                      & MGMT                            OPTION          OTHER
       NAME AND              FISCAL   FEES(1)   BONUS(2)   OTHER(3)     GRANTS      COMPENSATION(4)
  PRINCIPAL POSITION          YEAR      ($)        ($)       ($)     # OF SHARES         ($)
----------------------------------------------------------------------------------------------------
JACK S. STEINHAUSER           1996    64,800      2,700     3,279       44,000           -0-
   President                  1995    64,800      5,400     8,491       44,000           -0-
   & Chief Exec. Officer      1994    64,800       -0-      9,850       44,000           -0-
----------------------------------------------------------------------------------------------------
J. CHRIS STEINHAUSER          1996    33,600      1,400     2,561       41,000           -0-
   Executive Vice President   1995    33,600      2,800     6,985       39,000           -0-
   & CFO                      1994    33,600       -0-      7,695       39,000           -0-
----------------------------------------------------------------------------------------------------
JOBETH MCFADDEN               1996    36,600      1,525     2,561       38,000           -0-
   Vice President &           1995    36,600      3,050     6,985       36,000           -0-
   Corporate Sec/Treas        1994    36,600       -0-      7,695       36,000           -0-
----------------------------------------------------------------------------------------------------
CLIFFORD C. CLARK             1996    60,000      2,500      -0-        35,000           -0-
   Vice President of          1995    57,998      2,000      -0-          -0-            -0-
   Exploration                1994    19,467       -0-       -0-        25,000           -0-
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------

(1) The dollar value of base salary and/or management fees (cash and non-cash) received.

(2) The dollar value of a year-end bonus equivalent to one-half month's salary in fiscal 1996 was paid to all employees or consultants at the sole discretion of the Board of Directors. A year-end bonus equivalent to one month's salary was paid to all employees or consultants in fiscal 1995 but none was paid in 1994.

(3)  Compensation received pursuant to the Employee Royalty Pool.

(4) Compensation received pursuant to the Incentive Award Plan. Amounts paid under this Plan are based on profits achieved in the preceding fiscal year. No compensation has been paid during the last three fiscal years pursuant to the Incentive Award Plan.

INDEBTEDNESS OF DIRECTORS AND SENIOR OFFICERS

None of the directors or senior officers of the Company has more than "routine indebtedness" to the Company.

INTEREST OF INSIDERS IN MATERIAL TRANSACTIONS AND MATTERS TO BE ACTED UPON

None of the persons who are directors or officers of the Company, the insiders of the Company or the associates or affiliates of those persons, has any material interest, direct or indirect, by way of beneficial ownership of securities or otherwise, in any matter to be acted upon at the Meeting other than the approval of the Company's incentive share option plan as described below.

OTHER MATTERS TO BE ACTED UPON

A.  INCREASE IN AUTHORIZED CAPITAL

The Company is presently authorized to issue 12,500,000 shares divided into 10,000,000 common shares without par value and 2,500,000 preferred shares without par value. As of the date of this Circular, the Company has issued 5,863,800 common shares and has reserved for issuance 2,929,000 common shares in the event outstanding options and warrants are exercised. This leaves 1,207,200 remaining authorized common shares that may be issued for additional financing. There are no preferred shares outstanding. Management anticipates that the Company will require substantial additional financing in order to finance future exploration on its properties and that such additional financing may involve the issuance of additional common shares by the Company. In order to permit management to be able to proceed with equity financings as opportunities arise and without having to obtain further approval of the shareholders, management recommends that the authorized common share capital of the Company be increased to 100,000,000 common shares and that the authorized preferred share capital of the Company be increased to 25,000,000 preferred shares. Accordingly, the shareholders will be asked at the Meeting to consider and if thought fit, to pass the following special resolution:

          "RESOLVED, AS A SPECIAL RESOLUTION, THAT:

               1. the authorized capital of the Company be increased from 12,500,000 shares divided into 10,000,000 common shares without par value and 2,500,000 preferred shares without par value to 125,000,000 shares divided into 100,000,000 common shares without par value and 25,000,000 preferred shares without par value;

               2. the Memorandum of the Company be altered to reflect the increase in the authorized capital of the Company, so that it shall be in the form set out in Schedule "A" to this Information Circular/Proxy Statement."

Under the Company Act of British Columbia any company may, by special resolution, alter its memorandum to increase its authorized capital. "Special resolution" means a resolution passed by a majority of not less than 75% of the votes cast by those shareholders of a company who, being entitled to do so, vote in person or by proxy at a general meeting of the company.

If the special resolution authorizing the proposed increase in authorized capital is passed, certified copies are required to be filed with the Registrar of Companies for British Columbia and the special resolution will take effect on the date of such filing.

B.  APPROVAL OF INCENTIVE SHARE OPTION PLAN

The Company is desirous of implementing an incentive share option plan (the "Plan") for directors, officers, and full and part-time employees and consultants of the Company and its controlled and subsidiary companies. On March 28, 1997, the board of directors of the Company (the "Board") approved the Plan. Pursuant to the Plan, the Company has authorized the reservation of 1,172,760 common shares for the grant of options from time to time.

Under the Plan, the Board may from time to time grant to directors, officers, and full and part-time employees and consultants of the Company and its controlled and subsidiary companies, as the Board shall designate, options to purchase from the Company such number of its common shares as the Board may designate. Options may be granted on authorized but unissued common shares up to but not exceeding 1,172,760 common shares of the Company under this Plan, provided that the total number of common shares to be reserved for issuance at any one time for any one optionee shall not exceed 5% of the issued common shares of the Company at the time of grant. In the event the optionee is a consultant or a director employed in an investor relations capacity or an employee employed in an investor relations capacity, then the grant of options shall not exceed 2% of the issued common shares of the Company at the time of the grant. The purchase price per common share for any option granted under the Plan shall not be less than the ten-day average of the closing prices of the Company's common shares on the Vancouver Stock Exchange (the "VSE") prior to the date of grant. Pursuant to the Plan, options shall be granted pursuant to an option agreement in a form that complies with the rules and policies of the VSE, which provide as follows:

     (a)  all options granted shall be non-assignable;

     (b)  an option must be exercisable during a period not extending beyond
          10 years from the time of grant except where an option is granted to a consultant, in which case the term may not exceed five years; and

     (c) no financial assistance will be provided with respect to the exercise of stock options.

The Plan also provides for the granting of share appreciation rights ("SARs"). SARs would permit a holder to receive at no cost to the holder common shares, which, when multiplied by the fair market value on the day immediately prior to the date of the exercise of the SARs, have a total value equal to the product of the number of common shares subject to the SARs times the difference between the fair market value on the day immediately prior to the exercise of the SARs and the exercise price. The Board has not activated this part of the Plan and no SARs have been granted.

The Company is seeking approval of the Plan from its disinterested shareholders as the Plan provides that the Company may cause:

     (a) insiders who are not directors or senior officers of the Company to receive options as consultants;

     (b) the number of common shares reserved for issuance pursuant to options granted to insiders to exceed 10% of the outstanding common shares of the Company (the "Outstanding Shares");

     (c) the issuance to insiders, within a one-year period, of common shares to exceed 10% of the Outstanding Shares; and

     (d) the issuance to any one insider and such insider's associates, within a one year period of a number of shares exceeding 5% of the Outstanding Shares.

The full text of the Plan is attached hereto as Schedule "B".

There are 1,363,300 shares held by insiders, their associates or their associated companies. Accordingly, the shareholders, other than insiders, their associates or their associated companies, will be asked at the Meeting to pass an ordinary resolution in the following terms:

          "RESOLVED that, subject to disinterested shareholder approval, the Company's Incentive Share Option Plan (the "Plan"), as described in and attached to the Company's Information Circular/Proxy Statement dated April 3, 1997 be approved and the Board of Directors of the Company be granted the discretion pursuant to the Plan to grant stock options to directors, officers, and full and part-time employees and consultants of the Company and its controlled and subsidiary companies, as the Board of Directors of the Company sees fit, provided however, that the aggregate number of shares of the Company subject to options under this Plan shall not exceed 1,172,760 common shares or such greater number as may be approved from time to time by the shareholders of the Company. Such grants shall be made under the terms of the Plan and within the rules and policies of the Vancouver Stock Exchange in effect at the time of granting and the exercise of any options granted pursuant to such authorization is hereby approved."

An ordinary resolution by disinterested shareholders requires the approval of a simple majority (50% plus one vote) of the votes cast by those shareholders of the Company, other than insiders and their associates and associated companies, who, being entitled to, vote in person or by proxy at a general meeting of the Company.

C.  OTHER MATTERS

It is not known whether any other matters will come before the Meeting other than those set forth above and in the notice of meeting, but if any other matters do arise, the persons named in the Proxy intend to vote on any poll, in accordance with their best judgment, exercising discretionary authority with respect to amendments or variations of matters ratified in the notice of meeting and other matters which may properly come before the Meeting or any adjournment.

DATED April 3, 1997.

BY THE MANAGEMENT OF SHARON ENERGY LTD.


/s/ JACK S. STEINHAUSER
-------------------------------
Jack S. Steinhauser,
President & Chief Executive Officer

                                 Schedule "A"

                              FORM 1 (Section 5)

                                 COMPANY ACT

                             ALTERED MEMORANDUM

            (as altered by special resolution dated May 8, 1997)

1.   The name of the Company is "Sharon Energy Ltd.".

2. The authorized capital of the Company consists of 125,000,000 shares divided into 100,000,000 Common Shares without par value and 25,000,000 Preferred Shares without par value. Each class of shares shall have attached thereto the Special Rights and Restrictions as set out in the Articles of the Company.

                              SHARON ENERGY LTD.

     FORM OF PROXY FOR USE AT THE EXTRAORDINARY GENERAL MEETING TO BE HELD ON
       MAY 8, 1997, IN THE PRINCE OF WALES ROOM AT THE HYATT REGENCY HOTEL,
         655 BURRARD STREET, VANCOUVER, BRITISH COLUMBIA, AT 2:00 P.M.

THIS PROXY IS SOLICITED ON BEHALF OF THE MANAGEMENT OF THE COMPANY.

I am the registered owner of common shares in the capital of Sharon Energy Ltd. (the "Company") and I appoint Jack S. Steinhauser or, in this person's absence, David L. Bennington, or

[YOU MAY FILL IN THE NAME OF ANOTHER PERSON YOU WISH TO ACT FOR YOU; SEE NOTE (1) AT THE END OF THIS FORM]

__________________________________________________________________

__________________________________________________________________

as my proxy to attend and act for me in respect of all the common shares registered in my name at the extraordinary general meeting of the Company to be held on May 8, 1997 and at any and all adjournments of that meeting. Without limiting the general powers conferred by this Proxy, I direct my proxy to vote as follows:

(a) VOTE FOR        [ ]
    VOTE AGAINST    [ ]

a special resolution that:

1. the authorized capital of the Company be increased from 12,500,000 shares divided into 10,000,000 common shares without par value and 2,500,000 preferred shares without par value to 125,000,000 shares divided into 100,000,000 common shares without par value and 25,000,000 preferred shares without par value;

2. the Memorandum of the Company be altered to reflect the increase in the authorized capital of the company, so that it shall be in the form set out in Schedule "A" to this information Circular/Proxy Statement.


To

      SHAREHOLDER ADDRESS





                                                            CONTINUED OVER

(b)  VOTE FOR        [ ]
     VOTE AGAINST    [ ]

a resolution that, subject to disinterested shareholder approval, the Company's Incentive Share Option Plan (the "Plan"), as described in and attached to the Company's Information Circular/Proxy Statement dated April 3, 1997 be approved and the Board of Directors of the Company be granted the discretion pursuant to the Plan to grant stock options to directors, officers, and full and part-time employees and consultants of the Company and its controlled and subsidiary companies, as the Board of Directors of the Company sees fit, provided however, that the aggregate number of shares of the Company subject to options under this Plan shall not exceed 1,172,760 common shares or such greater number as may be approved from time to time by the shareholders of the Company. Such grants shall be made under the terms of the Plan and within the rules and policies of the Vancouver Stock
Exchange in effect at the time of granting and the exercise of any options granted pursuant to such authorization is hereby approved.

IF I HAVE NOT SPECIFIED THAT MY PROXY VOTE IN A PARTICULAR WAY, THEN I DIRECT MY PROXY TO VOTE FOR EACH RESOLUTION.

I AUTHORIZE MY PROXY TO ACT FOR ME AND TO VOTE AS HE OR SHE SEES FIT ON
ANY MATTER WHICH MAY PROPERLY COME BEFORE THE MEETING. I revoke any proxy previously given by me for use at the extraordinary general meeting of the Company.

Date: ______________________   Signature: ________________________________

PLEASE PRINT:

Name:      ________________________________________________________________

Address:   ________________________________________________________________

           ________________________________________________________________


                     NOTES TO SHAREHOLDER COMPLETING THIS FORM

1. YOU HAVE THE RIGHT TO APPOINT ANY PERSON (WHO NEED NOT BE A SHAREHOLDER) OTHER THAN THE PERSON DESIGNATED IN THIS FORM TO ATTEND AND ACT FOR YOU AT THE MEETING. If you wish to exercise this right, you should strike out the names printed on this Proxy and insert the name of the person you wish to act for you at the meeting.

2. If you give a proxy and the instructions in it are certain, then the shares represented by the proxy will be voted on any poll in accordance with your instructions, and, where you specify a choice with respect to any matter to be acted on, the shares will be voted on any poll accordingly.

3.  You or your attorney authorized in writing must date and sign this Proxy.
    If the Proxy is not dated, it will be deemed to bear the date on which it is mailed by the person making the solicitation.

4. If you are a corporation, you must execute this Proxy under seal or by an officer or attorney authorized in writing.

5.  This Proxy is valid for one year from its date.

6. You must deposit this Proxy with Montreal Trust Company of Canada, 510 Burrard Street, Vancouver, British Columbia V6C 3B9 before the close of business on May 6, 1997 or with the presiding officer of the extraordinary general meeting before the commencement of the meeting.